SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


       Date of Report (date of earliest event reported): January 24, 2001

                               ZAPATA CORPORATION
             (Exact name of registrant as specified in its charter)



Nevada                               1-4219                         C-74-1339132
(State or other               (Commission File No.)              (I.R.S Employer
jurisdiction of                                              Identification No.)
incorporation)



                         100 Meridian Centre, Suite 350
                            Rochester, New York 14618
                     (Address of principal executive office)

                                 (716) 242-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

On January 24, 2001, Zapata Corporation (the "Company") announced that it effected a one-for-ten reverse stock split of its common stock, effective at the close of business on January 30, 2001. Further details of this announcement are contained in the press release of the Company dated January 24, 2001, which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits Required by Item 601 of Regulation S-K

          EXHIBIT NO.           DESCRIPTION
          -----------           -----------

          99.1                  Press release dated January 24, 2001

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ZAPATA CORPORATION


                                   By:    /s/ Avram Glazer
                                          --------------------------------------
                                   Name:  Avram Glazer
                                   Title: President and Chief Executive Officer

Date: January 31, 2001

                                  EXHIBIT INDEX

Exhibit No.             Description

   99.1                 Press release dated January 24, 2001